UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported):  March 27, 2008

SUNRISE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

NEVADA	000-52518	20-8051714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1108 West Valley Blvd, Suite 6-399, Alhambra, CA	91803
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (626) 407-2618

               SUNRISE MINING CORPORATION                                .
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

ITEM 5.03   Amendments   to  Articles  of  Incorporation  or  Bylaws; change in Fiscal Year

Sunrise Mining Corporation ("SMC") has recently changed its corporate name to Sunrise Holdings Limited by filing an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada on March 27, 2008.

The Board of Directors and the stockholders representing a majority of the issued and outstanding voting stock of SMC approved of the amendment of the Articles of Incorporation by written consent dated February 4, 2008, subject to the approval of the Schedule 14C to be filed by SMC with the U.S. Securities and Exchange Commission and its distribution to the stockholders of SMC. The Definitive Information Statement was filed with the U.S. Securities and Exchange Commission on March 3, 2008 and then distributed to the stockholders of SMC on March 4, 2008, and it was effective 20 days after it was sent to the Company's stockholders.

ITEM 9.01          Financial Statements and Exhibits

(d)	Exhibits

        Exhibit 1    Certification of Amendment to Articles of Incorporation filed on March 27, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise Holdings Limited
Date: April 8, 2008
By:
/s/ Xuguang Sun
Xuguang Sun, President and Chief Executive Officer